SUBSEQUENT EVENTS	6 Months Ended	12 Months Ended
	Jun. 30, 2026	Dec. 31, 2025
Subsequent Events [Abstract]
SUBSEQUENT EVENTS

16. SUBSEQUENT EVENTS

The Company evaluated subsequent events and transactions that occurred after the balance sheet date through the date the financial statements were issued. Based upon this review, except as disclosed below, the Company did not identify any subsequent events that would have required adjustment or disclosure in the financial statements other than those disclosed below.

The foreclosure sale for Shea Center II took place on July 1, 2026, with the property awarded to Argentic Services Company LP, who acquired the property by placing a minimum credit bid valued at $12.0 million. No cash consideration was exchanged.

16. SUBSEQUENT EVENTS

The Company evaluated subsequent events and transactions that occurred after the balance sheet date through the date the financial statements were issued. Based upon this review, except as disclosed below, the Company did not identify any subsequent events that would have required adjustment or disclosure in the financial statements other than disclosed below.

The Board of Directors has suspended the Company’s monthly dividend on its 9.375% Series D Cumulative Redeemable Perpetual Preferred Stock, commencing with the January 2026 monthly dividend that would have been paid on February 15, 2026. In accordance with the terms of the Series D Preferred Stock, the unpaid monthly dividends will continue to accrue at $0.19531 per share each month. The Company estimates that suspension of the dividend will preserve approximately $2.3 million in cash on an annualized basis. The Board and the Company intend to reassess, on a quarterly basis, when accrued dividends on the Series D Preferred Stock may be paid and when the monthly dividend payments can be reinstated.

On January 21, 2026, the Company received a notice that the Company’s failure to repay in full by January 5, 2026 the indebtedness owed under that certain promissory note dated as of December 24, 2015 issued to The Bancorp Bank in the original principal amount of $17,727,500, the related loan agreement, dated as of December 24, 2015 by and between the Company and Bancorp Bank. The Company has received notification that the Shea Center II property governed by this agreement will be moved into receivership, which will fulfill its obligation for this non-recourse loan.

As of January 14, 2026, the Company sold Dakota Center for $5,125,000. The remaining loan balance was released as a part of the discounted payoff agreement with the lender. During February and March 2026, we sold five model homes in Texas for approximately $2.5 million and recorded a gain of approximately $0.1 million on sales. These sales included the final home for DMH#204 LP.